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Exhibit 10.1.12


                          STRATUS SERVICES GROUP, INC.

                        INCENTIVE STOCK OPTION AGREEMENT
                            [FOR GRANTS TO EMPLOYEES]

     STRATUS SERVICES GROUP, INC. a Delaware corporation (the "Company"), hereby grants to JOSEPH J. RAYMOND, SR. (the "Optionee"), an Incentive Stock Option (the "Option") to purchase a total of 1,750,000 shares of the Company's Common Stock, at the price set forth herein, and subject to the terms, definitions and provisions of the 2002 Equity Incentive Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

     1. NATURE OF THE OPTIONS. The Incentive Stock Option is intended to qualify as an "incentive stock option" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The shares underlying the Option are hereinafter referred to as the "Shares".

     2. EXERCISE PRICE. The exercise price of the Option is $.65 per share for each share subject to the Option.

     3. TERMS OF OPTIONS. This Option is granted in connection with the Optionee's employment by the Company. Subject to provisions contained elsewhere in this Agreement, the Option may be exercised cumulatively as set forth below after the vesting date set forth below, until the day preceding the fifth anniversary of the date hereof (the "Termination Date"):

                   VESTING DATE                  NUMBER OF OPTIONS
                   ------------                  -----------------

                  March 28, 2002                     1,750,000

     The Option shall vest and become exercisable upon issuance. The Option is subject to earlier termination as provided herein or in the Plan. The Option may be exercised in whole or in part at any time and from time to time following the date of grant and prior to the expiration or termination of the Option.

     Except as otherwise provided in the Plan, no installment of the Option shall be exercisable prior to the vesting of such installment as provided above. To the extent that any installment of the Option becomes exercisable, it may thereafter be exercised either in whole or in part at any time prior to the expiration of the Option.

     4. ADMINISTRATION. The Plan is administered by a committee of the Board (the "Committee" as defined in the Plan). All determinations and acts of the Committee as to any matters concerning the Plan, including interpretations or constructions of this Option and of the Plan, shall be conclusive and binding on the Optionee and any parties claiming through the Optionee.

     5. EXERCISE. Unless the Optionee ceases to be employed by the Company or a direct or indirect subsidiary thereof, the right of the Optionee to purchase Shares hereunder, subject to any installment requirements set forth above, may be exercised in whole or in part at any time after the accrual of such respective installment and prior to the Termination Date, except as otherwise provided herein. The Option may not be exercised for a fraction of a share. Notwithstanding the foregoing, the Optionee's right to exercise the Option shall be limited by the number of shares of Company Common Stock available for issuance pursuant to Awards granted under the Plan.
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     6. NOTICE OF EXERCISE. The Option shall be exercisable by written notice
(the "Notice") which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Chief Financial Officer of the Company. The written notice shall be accompanied by payment in full of the exercise price in cash or cashier's check made payable to the Company, or in any other manner approved by the Committee.

     7. DELIVERY OF CERTIFICATES. As soon as practicable after receipt of the Notice and payment, and subject to the next two paragraphs, the Company shall, without transfer or issue tax or other incidental expense to the Optionee, deliver to the Optionee a certificate or certificates for the shares of Common Stock so purchased. Such delivery shall be made (a) at the offices of the Company at 500 Craig Road, Suite 201, Manalapan, NJ 07726; (b) at such other place as may be mutually acceptable to the Company and the Optionee, or (c) by certified mail addressed to the Optionee at the Optionee's address shown in the records of the Company.

     8. WITHHOLDING. The Company shall have the right to withhold an appropriate number of shares of Common Stock (based on the fair market value thereof on the date of exercise) for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all tax withholding obligations.

     9. COMPLIANCE WITH LAWS. The Company may postpone the time of delivery of certificate(s) for shares of Common Stock for such additional time as the Company shall deem necessary or desirable to enable it to comply with the requirements of any securities exchange upon which the Common Stock may be listed, or the requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any rules or regulations of the Securities and Exchange Commission promulgated thereunder, or any applicable state laws relating to the authorization, issuance or sale of securities.

     10. NON-TRANSFERABLE OPTIONS. During the Optionee's lifetime, this Option shall be exercisable only by the Optionee and neither this Option nor any right hereunder may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner otherwise than by will or by the laws of descent or distribution. The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

     11. FAILURE TO PAY. If, upon tender of delivery thereof, the Optionee fails to accept delivery of and pay or have paid for all or any part of the number of shares of Common Stock specified in the Notice, the Optionee's right to exercise this Option with respect to such undelivered and unpaid for shares may be terminated by the Company.

     12. RESTRICTIONS ON TRANSFER OF SHARES UNDERLYING OPTIONS. The issuance of the Shares upon the exercise of the Option and the transfer or resale of such Shares shall be subject to such restrictions as are, in the opinion of the Company's counsel, required to comply with the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and the certificate(s) representing such shares shall, if it is deemed advisable by the Company's counsel, bear a legend to such effect.

     13. NO RIGHTS OF SHAREHOLDER. Neither the Optionee nor any person or persons entitled to exercise the Optionee's rights under this Option in accordance herewith shall have any rights to


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dividends or to Common Stock subject to this Option, except to the extent that a certificate for such shares shall have been issued upon the exercise of this Option as provided herein.

     14. REGISTRATION ON FORM S-8. The Optionee acknowledges that the Option may not be exercised until the Company has taken all actions then required to comply with the Act, and any applicable State Securities laws, including, without limitation, the filing of a Registration Statement on Form S-8 which registers the shares issuable upon exercise of the Option under the Act, and the delivery to the Optionee of such information as may be required under the Act.


     15. NOTICES. Each notice relating to this Option shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Company shall be addressed to it at its offices at 500 Craig Road, Suite 201, Manalapan, NJ 07726, attention of the Committee, c/o the Company's Chief Financial Officer. All notices to the Optionee or other person or persons then entitled to exercise any rights with respect to this Option shall be addressed to the Optionee or such other person or persons at the Optionee's address shown in the records of the Company or the location at which the Optionee is employed by the Company. Anyone to whom a notice may be given under this Option may designate a new address by notice to that effect.

     16. NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan nor the granting of this Option confers on the Optionee any right to continued employment by the Company (or any of its direct or indirect subsidiaries) or in any way interferes with or alters any of the Company's (and its direct and indirect subsidiaries') rights to terminate the employment by the Company of the Optionee at any time, with or without cause, and without liability therefor. This Option shall not be deemed a part of the Optionee's regular, recurring compensation for any purpose, including, without limitation, for the purposes of any termination indemnity or severance pay law of any jurisdiction.

     17. GOVERNING LAW. This Option and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Internal Revenue Code of 1986, as amended from time to time, or the securities laws of the United States, shall be governed by and construed under the laws of the State of Delaware.

     IN WITNESS WHEREOF, STRATUS SERVICES GROUP, INC. has caused this Option to be executed by its officers as of the _____ day of __________.

                                     STRATUS SERVICES GROUP, INC.


                                     By: /s/ Michael A. Maltzman
                                        ---------------------------------
                                        Name:  Michael A. Maltzman
                                        Title:  Executive Vice President
ACCEPTED AND AGREED:

/s/ Joseph J. Raymond
---------------------------------
JOSEPH J. RAYMOND, SR.


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